SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant                              [X]
Filed by a Party other than the Registrant           [ ]

Check the appropriate box:
[ ] Preliminary proxy statement.
[ ] Confidential, for use of the commission only (as permitted by Rule
    14a-6(e)(2)).
[ ] Definitive proxy statement.
[ ] Definitive additional materials.
[X] Soliciting material under Rule 14a-12.

                              Wachovia Corporation
                (Name of Registrant as Specified in Its Charter)

                                       N/A
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of filing fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
         (1) Title of each class of securities to which transaction applies:
         (2) Aggregate number of securities to which transaction applies:
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         (4) Proposed maximum aggregate value of transaction:
         (5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
         (1) Amount Previously Paid:
         (2) Form, Schedule or Registration Statement No.:
         (3) Filing Party:
         (4) Date Filed:

                              Date: April 16, 2001

         This filing contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, (i) statements about the benefits of the merger between Wachovia Corporation and First Union Corporation, including future financial and operating results, cost savings, enhanced revenues, and accretion to reported earnings that may be realized from the merger; (ii) statements with respect to First Union's and Wachovia's plans, objectives, expectations and intentions and other statements that are not historical facts; and (iii) other statements identified by words such as "believes", "expects", "anticipates", "estimates", "intends", "plans", "targets" and similar expressions. These statements are based upon the current beliefs and expectations of Wachovia's and First Union's management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements.

         The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the risk that the businesses of Wachovia and First Union will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; (2) expected revenue synergies and cost savings from the merger may not be fully realized or realized within the expected time frame; (3) revenues following the merger may be lower than expected; (4) deposit attrition, operating costs, customer loss and business disruption following the merger, including, without limitation, difficulties in maintaining relationships with employees, may be greater than expected; (5) the ability to obtain governmental approvals of the merger on the proposed terms and schedule; (6) the failure of Wachovia's and First Union's stockholders to approve the merger; (7) competitive pressures among depository and other financial institutions may increase significantly and have an effect on pricing, spending, third-party relationships and revenues; (8) the strength of the United States economy in general and the strength of the local economies in which the combined company will conduct operations may be different than expected resulting in, among other things, a deterioration in credit quality or a reduced demand for credit, including the resultant effect on the combined company's loan portfolio and allowance for loan losses; (9) changes in the U.S. and foreign legal and regulatory framework; and (10) adverse conditions in the stock market, the public debt market and other capital markets (including changes in interest rate conditions) and the impact of such conditions on the combined company's capital markets, brokerage and asset management activities. Additional factors that could cause Wachovia's and First Union's results to differ materially from those described in the forward-looking statements can be found in Wachovia's and First Union's reports (such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the Securities and Exchange Commission and available at the SEC's Internet site (http://www.sec.gov). All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters attributable to Wachovia or First Union or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Wachovia and First Union do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made.

         The proposed transaction will be submitted to Wachovia's and First Union's stockholders for their consideration, and Wachovia and First Union will file a registration statement, a joint proxy statement/prospectus and other relevant documents concerning the proposed transaction with the SEC. Stockholders are urged to read the registration statement and the joint proxy statement/prospectus regarding the proposed transaction when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. You will be able to obtain a free copy of the joint proxy statement/prospectus, as well as other filings containing information about Wachovia and First Union, at the SEC's Internet site (http://www.sec.gov). Copies of the joint proxy statement/prospectus and the SEC filings that will be incorporated by reference in the joint proxy statement/prospectus can also be obtained, without charge, by directing a request to Wachovia, Investor Relations, Marsha Smunt (336-732-5788) or to First Union, Investor Relations, One First Union Center, Charlotte, North Carolina 28288-0206 (704-374-6782).

         First Union and Wachovia, and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Wachovia and First Union in connection with the merger. Information about the directors and executive officers of Wachovia and their ownership of Wachovia common stock is set forth in the proxy statement, dated March 19, 2001, for Wachovia's 2001 annual meeting of stockholders, as filed with the SEC on a Schedule 14A. Information about the directors and executive officers of First Union and their ownership of First Union common stock is set forth in the proxy statement, dated March 13, 2001, for First Union's 2001 annual meeting of stockholders, as filed with the SEC on a Schedule 14A. Additional information regarding the interests of those participants may be obtained by reading the joint proxy statement/prospectus regarding the proposed transaction when it becomes available.

     Joint First Union/Wachovia Press release dated April 16, 2001

     Presentation Materials for Analyst Conference April 16, 2001

     Internal Communication to Senior Managers dated April 16, 2001

     Internal Communication to Employees dated April 16, 2001

     Transcript of Voice Mail Communication to Employees dated April 16, 2001

     Corporate Fact Sheet

     Proposed Merger Highlights

[First Union Logo appears here]                     [Wachovia logo appears here]

                            Media Contacts:
                            First Union:    Ginny Mackin           704-383-3715
                                            Mary Eshet             704-383-3715
                            Wachovia:       Ed L. Hutchins         336-732-4200
                                            Jay E. Reed            336-732-5855

                            Investor Contacts:
                            First Union:    Alice Lehman           704-374-4139
                            Wachovia:       Robert S. McCoy Jr.    336-732-5926
                                            Marsha L. Smunt        336-732-5788




                        FIRST UNION AND WACHOVIA TO MERGE
                        ---------------------------------


           Creating the Premier East Coast Financial Services Company


CHARLOTTE and WINSTON-SALEM, N.C., April 16, 2001 - First Union Corporation (NYSE:FTU) and Wachovia Corporation (NYSE:WB) said today they have signed a definitive agreement for a merger of equals.

The combined company, which will be known as Wachovia Corporation, will offer its 19 million combined customers an unprecedented array of corporate banking, retail banking, asset and wealth management, capital markets and securities brokerage services and products. With total assets of $324 billion and a market capitalization of $45 billion, the company will be the largest financial holding company in its Southeast/East Coast region and the fourth largest nationwide. The company will be headquartered in Charlotte, and maintain the regional headquarters for its North and South Carolina banks in Winston-Salem.

Terms of the agreement call for common stockholders of Wachovia to receive 2.0 shares of common stock of First Union in exchange for each share of Wachovia common stock. In addition, Wachovia's board is expected to approve a special 48 cents per common share dividend payable prior to closing in the third quarter. The purchase accounting transaction will be immediately accretive to the cash earnings per share of both companies upon closing, and will provide an internal rate of return in excess of 20 percent for both groups of shareholders.

When the merger is completed, L.M. Baker Jr., chairman, president and chief executive officer of Wachovia, will become chairman of the new organization. G. Kennedy Thompson, chairman, president and chief executive officer of First Union, will become president and chief executive officer of the new company. The board of directors of the combined company will comprise 18 members, with nine coming from the Wachovia board and nine from the First Union board.

                                    - more -

"Together, this new company will have what superregional banks rarely have: a full line of financial products, services and distribution capabilities, sufficient density of coverage and depth of talent to leverage its leading share in key growth markets, strong capital position and an experienced management team. These strengths will enable superior growth rates in revenues and profits," said Baker. "At the core, each company has an accomplished corporate bank, a wonderfully positioned retail franchise, and unbeatable opportunities in wealth and asset management. Our home region has great economic fundamentals. Our corporate cultures are very similar, focused on customer relationships."

"Wachovia and First Union have a common vision, common values, common markets - and now a common name," said Thompson. "While scale is important in this business, this merger is about getting better, not just bigger."

The companies said the new Wachovia will have leading market share in numerous high growth markets, with an extensive product offering - the No. 1 retail bank in the East, No. 1 in small business banking, a leading national brokerage and fund manager, an investment bank focused on growth companies and a well-positioned corporate bank. The new Wachovia will have total deposits of $183 billion, assets under management of $222 billion and mutual fund assets of $96 billion. The company's 19 million customers (3.1 million of them on-line) will be served by 90,000 total employees, 2,900 banking branches, 5,100 ATMs, and nearly 600 brokerage offices staffed by 8,300 registered representatives.

Wachovia and First Union also have designated the other key members of the new company's senior management team:

o Robert P. Kelly, executive vice president and chief financial officer of First Union, will become chief financial officer;
o Donald K. Truslow, senior executive vice president and chief risk officer of Wachovia, will become chief risk management officer;
o Benjamin P. Jenkins III, vice chairman of First Union, will head General Banking;
o Stanhope A. Kelly, senior executive vice president of Wachovia, will head Wealth Management;
o Donald A. McMullen Jr., vice chairman of First Union, will head Brokerage and Asset Management;
o W. Barnes Hauptfuhrer, managing director, and Stephen E. Cummings, managing director, of First Union, will co-head Corporate and Investment Banking;
o        Paul G. George, executive vice president of Wachovia, will head Human
         Resources;
o Jean E. Davis, senior executive vice president of Wachovia, will head Operations and Technology;
o Mark C. Treanor, executive vice president, secretary and general counsel of First Union, will head Legal Affairs;
o Robert S. McCoy Jr., vice chairman and chief financial officer of Wachovia, and David M. Carroll, executive vice president of First Union, will head the merger integration team.


                                    - more -

The companies expect the merger integration process to be completed in three years.

"Successful mergers today are about satisfied customers and energized employees," said Thompson. "Throughout this transition, customers will remain our top priority. Our customers will benefit from enhanced products and services and the best employee talent in the industry. Our unwavering commitment to teamwork and quality will help ensure a seamless transition for all customers."

The companies expect the merger to generate $890 million in annual expense reductions, phased in over the three-year integration period. This equals eight percent of the companies' current combined expense base. The companies expect to take merger-related one-time charges of $1.45 billion, related to staff training, retention and severance; real estate; systems integration; and other miscellaneous accruals. The companies believe that they may be required to divest approximately $1.5 billion to $2 billion in deposits as a condition of regulatory approval. Over the three-year integration period, the combined staff will be reduced by approximately 7,000 positions. Close to half of this reduction is expected to be achieved through normal attrition.

"Our policy in integrating our companies will be to provide the best value to customers and the best service to our communities. We will select the best of the best - systems, facilities, products and people - to attract, retain and enhance customer relationships," said Baker.

"Both companies have a long and proud tradition of outstanding community service. Together, we will be able to strengthen our community leadership, and our shared commitment to the communities we serve will be made more powerful by this merger," concluded Baker.

The combined company expects to pay a quarterly cash dividend of 24 cents per common share, and to maintain over time a dividend payout ratio of 35 percent to 40 percent of its earnings.

The transaction will be accounted for under purchase accounting. It is expected to close in the third quarter of 2001 and is subject to normal shareholder and regulatory approvals. The merger has been unanimously approved by the boards of directors of both companies. Wachovia and First Union have granted each other options to purchase, under certain circumstances, up to 19.9 percent of each other's outstanding common shares. Wachovia was represented by Credit Suisse First Boston and Simpson Thacher & Bartlett. First Union was represented by Merrill Lynch and Sullivan & Cromwell.

First Union: (NYSE:FTU), with $253 billion in assets and stockholders' equity of $16 billion at March 31, 2001, is a leading provider of financial services to 15 million retail and corporate customers throughout the East Coast and the nation. The company operates full-service banking offices in 11 East Coast states and Washington, D.C., and full-service brokerage offices in 47 states. Online banking products and services can be accessed through www.firstunion.com.

Wachovia: (NYSE:WB) is a major interstate financial holding company offering banking and financial services to individuals primarily in Florida, Georgia, North Carolina, South Carolina

                                    - more -
and Virginia and to corporations and institutions throughout the United States and globally. Wachovia Corporation is headquartered in Winston-Salem, N.C., and Atlanta, and had assets of $74 billion at December 31, 2000.

Announcement Conference Call: Ken Thompson and Bud Baker will discuss the combination of the two companies on a conference call at 10:45 a.m. EDT on Monday, April 16. The call will be available by telephone and audio webcast. During the call, the speakers will review information presented in handouts that are available through www.firstunion.com or www.wachovia.com and through fax-on-demand at 800-281-3244, code 700. Participants are encouraged to access the handouts before the teleconference begins.

Webcast Instructions: To gain access to the webcast, which will be "listen-only," go to www.firstunion.com or www.wachovia.com and click on the audio webcast link. Please log on to the Web site at least 10 minutes prior to the call to register and download and install any necessary audio software. A replay of the webcast also will be available beginning at 1 p.m. today.

Teleconference Instructions: The telephone number to participate in today's teleconference is 888-946-7205 for U.S. callers (or 712-271-0175 for international callers). You will be asked to provide your name and business affiliation. Mention the conference access code: 33345. A continuous telephone replay will be available beginning at 1 p.m. today through 5 p.m. on Monday, April 23. The replay telephone number is 402-998-1145.

Video New Release: B-roll with footage of Ken Thompson and Bud Baker and of the two companies can be downlinked from the following coordinates: Telstar 5, Transponder 16, Downlink frequency 4020 Horizontal, 8:00-8:30 a.m. EDT and 12:00-12:30 p.m. EDT.

This news release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation,
(i) statements about the benefits of the merger between First Union Corporation and Wachovia Corporation, including future financial and operating results, cost savings, enhanced revenues, and accretion to reported earnings that may be realized from the merger; (ii) statements with respect to First Union's and Wachovia's plans, objectives, expectations and intentions and other statements that are not historical facts; and (iii) other statements identified by words such as "believes", "expects", "anticipates", "estimates", "intends", "plans", "targets" and similar expressions. These statements are based upon the current beliefs and expectations of First Union's and Wachovia's management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements.

The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in such forward-looking statements: (1) the risk that the businesses of First Union and Wachovia will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; (2) expected revenue synergies and cost savings from the merger may not be fully realized or realized within the expected time frame; (3) revenues following the merger may be lower than expected; (4) deposit attrition, operating costs, customer loss and business disruption following the merger, including, without limitation, difficulties in maintaining relationships with employees, may be greater than expected; (5) the ability to obtain governmental approvals of the merger on the proposed terms and schedule; (6) the failure of First Union's and Wachovia's stockholders to approve the merger; (7) competitive pressures among depository and other financial institutions may increase significantly and have an effect on pricing, spending, third-party relationships and revenues; (8) the strength of the United States economy in general and the strength of the local economies in which the combined company will conduct operations may be different than expected resulting in, among other things, a deterioration in credit quality or a reduced demand for credit, including the resultant effect on the combined company's loan portfolio and allowance for loan losses; (9) changes in the U.S. and foreign legal and regulatory framework; and (10) adverse conditions in the stock market, the public debt market and other capital markets (including changes in interest rate conditions) and the impact of such conditions on the combined company's capital markets and asset management activities. Additional factors that could cause First Union's and

                                    - more -

Wachovia's results to differ materially from those described in the forward-looking statements can be found in First Union's and Wachovia's Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the Securities and Exchange Commission. All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters and attributable to First Union or Wachovia or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements referenced above. First Union and Wachovia do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made.

Additional Information
The proposed transaction will be submitted to First Union's and Wachovia's stockholders for their consideration, and First Union and Wachovia will file a registration statement, a joint proxy statement/prospectus and other relevant documents concerning the proposed transaction with the SEC. Stockholders are urged to read the registration statement and the joint proxy statement/prospectus regarding the proposed transaction when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. You will be able to obtain a free copy of the joint proxy statement/prospectus, as well as other filings containing information about First Union and Wachovia, at the SEC's Internet site (http://www.sec.gov). Copies of the joint proxy statement/prospectus and the SEC filings that will be incorporated by reference in the joint proxy statement/prospectus can also be obtained, without charge, by directing a request to First Union Corporation, Investor Relations, One First Union Center, 301 South College Street, Charlotte, NC 28288-0206, (704)-374-6782, or to Wachovia Corporation, Investor Relations, 100 North Main Street, Winston-Salem, NC 27150, (888)-492-6397.

First Union and Wachovia, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies from the stockholders of First Union and Wachovia in connection with the merger. Information about the directors and executive officers of First Union and their ownership of First Union common stock is set forth in the proxy statement, dated March 13, 2001, for First Union's 2001 annual meeting of stockholders, as filed with the SEC on a Schedule 14A. Information about the directors and executive officers of Wachovia and their ownership of Wachovia common stock is set forth in the proxy statement, dated March 19, 2001, for Wachovia's 2001 annual meeting of stockholders, as filed with the SEC on a Schedule 14A. Additional information regarding the interests of those participants may be obtained by reading the joint proxy statement/prospectus regarding the proposed transaction when it becomes available.


                                      # # #

[First Union Logo appears here]                     [Wachovia logo appears here]

                                    The New
                                    Wachovia


                        Strategic and Clearly Compelling
                                for Stockholders


--------------------------------------------------------------------------------

                                 April 16, 2001

Cautionary Statement
--------------------------------------------------------------------------------

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation,
(i) statements about the benefits of the merger between First Union Corporation and Wachovia Corporation, including future financial and operating results, cost savings, enhanced revenues, and accretion to reported earnings that may be realized from the merger; (ii) statements with respect to First Union's and Wachovia's plans, objectives, expectations and intentions and other statements that are not historical facts; and (iii) other statements identified by words such as "believes", "expects", "anticipates", "estimates", "intends", "plans", "targets", "projects" and similar expressions. These statements are based upon the current beliefs and expectations of First Union's and Wachovia's management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements.

The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the risk that the businesses of First Union and Wachovia will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; (2) expected revenue synergies and cost savings from the merger may not be fully realized or realized within the expected time frame; (3) revenues following the merger may be lower than expected; (4) deposit attrition, operating costs, customer loss and business disruption following the merger, including, without limitation, difficulties in maintaining relationships with employees, may be greater than expected; (5) the ability to obtain governmental approvals of the merger on the proposed terms and schedule; (6) the failure of First Union's and Wachovia's stockholders to approve the merger; (7) competitive pressures among depository and other financial institutions may increase significantly and have an effect on pricing, spending, third-party relationships and revenues; (8) the strength of the United States economy in general and the strength of the local economies in which the combined company will conduct operations may be different than expected resulting in, among other things, a deterioration in credit quality or a reduced demand for credit, including the resultant effect on the combined company's loan portfolio and allowance for loan losses; (9) changes in the U.S. and foreign legal and regulatory framework; and (10) adverse conditions in the stock market, the public debt market and other capital markets (including changes in interest rate conditions) and the impact of such conditions on the combined company's capital markets and asset management activities. Additional factors that could cause First Union's and Wachovia's results to differ materially from those described in the forward-looking statements can be found in First Union's and Wachovia's reports (such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the Securities and Exchange Commission and available at the SEC's Internet site (http://www.sec.gov). All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters attributable to First Union or Wachovia or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. First Union and Wachovia do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made.

[First Union Logo appears here]                     [Wachovia logo appears here]

Additional Information
--------------------------------------------------------------------------------

The proposed transaction will be submitted to First Union's and Wachovia's stockholders for their consideration, and First Union and Wachovia will file a registration statement, a joint proxy statement/prospectus and other relevant documents concerning the proposed transaction with the SEC. Stockholders are urged to read the registration statement and the joint proxy statement/prospectus regarding the proposed transaction when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. You will be able to obtain a free copy of the joint proxy statement/prospectus, as well as other filings containing information about First Union and Wachovia, at the SEC's Internet site (http://www.sec.gov). Copies of the joint proxy statement/prospectus and the SEC filings that will be incorporated by reference in the joint proxy statement/prospectus can also be obtained, without charge, by directing a request to First Union, Investor Relations, One First Union Center, Charlotte, North Carolina 28288-0206 (704-374-6782), or to Wachovia, Investor Relations, 100 North Main Street, Winston-Salem, North Carolina 27150 (888-492-6397).

First Union and Wachovia, and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of First Union and Wachovia in connection with the merger. Information about the directors and executive officers of First Union and their ownership of First Union common stock is set forth in the proxy statement, dated March 13, 2001, for First Union's 2001 annual meeting of stockholders, as filed with the SEC on a Schedule 14A. Information about the directors and executive officers of Wachovia and their ownership of Wachovia common stock is set forth in the proxy statement, dated March 19, 2001, for Wachovia's 2001 annual meeting of stockholders, as filed with the SEC on a Schedule 14A. Additional information regarding the interests of those participants may be obtained by reading the joint proxy statement/prospectus regarding the proposed transaction when it becomes available.

[First Union Logo appears here]                     [Wachovia logo appears here]

The New Wachovia
--------------------------------------------------------------------------------


                  ---------------------------------------------
                  Regional Ruler with Scale National Businesses
                  ---------------------------------------------


Strategic              #1 Retail bank in East
Proposition:
                       Premier wealth management and brokerage franchise

                       Strengthened middle market-focused corporate and investment banking group

Low Risk:              Market-for-market merger of equals

                       In market-- significant efficiencies

                       Measured approach to integration

                       Key management in place

                       Strong balance sheet and enhanced reserves

[First Union Logo appears here]                     [Wachovia logo appears here]

The New Wachovia
Focused Strong Management Team
--------------------------------------------------------------------------------

[A chart appears here with the following text]

                                  New Wachovia
                               Board of Directors
                                     50/50

             Ken Thompson                            L.M. "Bud" Baker
           President and CEO                             Chairman

                                   Ben Jenkins
                                 General Banking

                                    Bob Kelly
                                    Finance

                                  David Carroll
                               Merger Integration
                                   Bob McCoy


                                   Jean Davis
                            Operations and Technology

                                   Stan Kelly
                               Wealth Management

                                   Don Truslow
                                Risk Management

                                  Mark Treanor
                                      Legal

                                   Paul George
                                 Human Resources

                                  Don McMullen
                                  Brokerage and
                                Asset Management

                               Barnes Hauptfuhrer
                                 Steve Cummings
                        Corporate and Investment Banking


[FIRST UNION LOGO APPEARS HERE]                     [WACHOVIA LOGO APPEARS HERE]

The New Wachovia
Strategic and Clearly Compelling for All Shareholders
--------------------------------------------------------------------------------

o Positioned for superior financial performance
  - Attractive demographics
  - Standout distribution
  - Product leadership
o Compatible, disciplined management team
o Leverages best practices, products and people of each partner


--------------------------------------------------------------------------------
                           Significant Value Creation
                     This Is Not Simply About Getting Bigger
--------------------------------------------------------------------------------

[FIRST UNION LOGO APPEARS HERE]                     [WACHOVIA LOGO APPEARS HERE]

The New Wachovia
Shareholder Value Created
--------------------------------------------------------------------------------

New Paradigm Transaction

o        Immediately accretive to cash EPS for all shareholders

o        IRR in excess of 20% for each partner

o        All assumptions are conservative
         -    Cost saves-- 8% of combined expenses
         -    No revenue enhancements
         -    No credit given to significant investable excess capital generated
         -    Measured approach to integration
o        In market-- low execution risk


[FIRST UNION LOGO APPEARS HERE]                     [WACHOVIA LOGO APPEARS HERE]

The New Wachovia
Merger Summary


Name:                  Wachovia

Accounting:            Purchase

Exchange Ratio:        2.0 First Union shares for each Wachovia share

Dividend:              Initial quarterly dividend rate of $0.24
                       Payout ratio targeted at 35-40%

Management:            L.M. (Bud) Baker, Chairman
                       Ken Thompson, President & CEO

Board Composition:     50% First Union directors, 50% Wachovia directors

Headquarters:          Charlotte, North Carolina

Estimated Divestitures: Approximately $1.5-$2 billion

Timing:                Expected closing 3rd quarter 2001

Approvals:             Normal regulatory approvals and both companies'
                       shareholder approvals

Stock Options:         Reciprocal options for 19.9%

Other: Pre closing $.48 dividend to existing Wachovia stockholders

[FIRST UNION LOGO APPEARS HERE]                     [WACHOVIA LOGO APPEARS HERE]

The New Wachovia
Low Risk -- High Rewards
--------------------------------------------------------------------------------
                                                      Impact on
Business Lines                                       Each Partner
o        Retail Bank Strength
         -        Distribution                         Improved
         -        Market share                         Improved
o        Brokerage and Wealth Management Scope
         -        Product mix                          Improved
         -        Distribution                         Improved
o        Corporate/Investment Bank Scale
         -        Client mix                           Improved
         -        Cross sell opportunities             Improved

Financial
o        Cash EPS                                      Improved
o        Growth Rate of Net Income                     Improved
o        Reserve Coverage                              Improved
o        Capacity to Generate Excess Capital           Improved


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                                       8

The New Wachovia
Asset Gathering, Distribution Powerhouse
--------------------------------------------------------------------------------

                                    Pro Forma
                             Net Income Composition


                                 2001 Estimate

            [Pie chart appears here with the following plot points]


          Retail Bank                                  46%
          Brokerage and Wealth Management              21%
          Corporate and Investment Bank                24%
          Other                                         9%


                              [Arrow appears here]

                          "Normalized" over 3-5 years

            [Pie chart appears here with the following plot points]

          Retail Bank                               35-40%
          Brokerage and Wealth Management           30-35%
          Corporate/Investment Bank and Other       25-30%


               -------------------------------------------------
               Focus on higher growth businesses has not changed
               -------------------------------------------------


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                                       9

The New Wachovia
Business/Financial Goals
--------------------------------------------------------------------------------

                                                      Net Income
Business Line                                        Growth Goals
Retail Bank                                            7% - 9%
Brokerage and Wealth Management                         15%+
Corporate and Investment Bank                           10%+


                                Corporate Goals
                           Cash EPS Growth 10% - 12%+
                         Cash Return on Equity 16% - 20%
                    Cash Return on Tangible Equity 25% - 30%



[FIRST UNION LOGO APPEARS HERE]                     [WACHOVIA LOGO APPEARS HERE]

The New Wachovia
Superior Market Share
--------------------------------------------------------------------------------

[Map appears here depicting all Wachovia and First Union offices on East Coast]


                             #1 Retail Bank in East

                                              Deposit
         Rank           State                  Share
--------------------------------------------------------------------
          #1        North Carolina              24%
          #1        South Carolina              21%
          #1        Virginia                    20%
          #1        Eastern PA                  20%
          #1        Georgia                     19%
          #2        Florida                     16%
          #2        New Jersey                  12%


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                                       11

The New Wachovia
Enhanced Share AND Growth
--------------------------------------------------------------------------------

Projected Population Growth(1)

[Bar chart appears here with the following plot points.]


          Total U.S.                         4.5%
          New Wachovia Markets               6.0%


o    #1 Share in 8 of top 15 MSAs in footprint
     - Atlanta                                - Philadelphia
     - Charlotte                              - West Palm
     - Greensboro                             - Jacksonville
     - Richmond                               - Raleigh-Durham

o 90% of deposits in MSAs where combined company will rank in top 3 in market share

o    Improved market position and potential efficiencies drive growth

--------------------------------------------------------------------------------
                           Retail Bank Earnings Growth
                                 Target of 7%-9%
--------------------------------------------------------------------------------

(1) Weighted average growth rates.


[FIRST UNION LOGO APPEARS HERE]                     [WACHOVIA LOGO APPEARS HERE]

The New Wachovia
Distribution Powerhouse
--------------------------------------------------------------------------------
o    #3 bank branch network                      --    2,900 branches

o    #6 brokerage network in U.S.                --    600 offices

o    #5 nationwide ATM network                   --    5,128 ATMs

o    #2 on-line banking franchise                --    3 million customers

o    Private client, high net worth platform     --    133 offices

o    Leading direct telephone bank               --    150 million +
                                                       call capacity



                   -----------------------------------------
                   Tailored Delivery to 19 Million Customers
                   -----------------------------------------

[FIRST UNION LOGO APPEARS HERE]                     [WACHOVIA LOGO APPEARS HERE]

The New Wachovia
Brokerage and Wealth Management Scope
--------------------------------------------------------------------------------

[FIRST UNION        o    8,350 registered reps nationwide
SECURITIES
LOGO APPEARS HERE]

[EVERGREEN FUNDS    o    $222 billion AUM
LOGO APPEARS HERE]

[IJL WACHOVIA       o    $96 billion in mutual fund assets
LOGO APPEARS HERE]
                          -    4th largest among banks

                          -    112 mutual funds

[OFFITBANK LOGO     o    $15 billion in ultra high* net worth assets
APPEARS HERE]


*Over $10 million in investable assets

[FIRST UNION LOGO APPEARS HERE]                     [WACHOVIA LOGO APPEARS HERE]

The New Wachovia
Brokerage and Asset Management Growth Drivers
--------------------------------------------------------------------------------

o    Expanded mutual fund/annuity offerings

o    Enhanced brokerage distribution for securities

o    Cross-sale of institutional asset management

o    Drive greater penetration of both partners' customer base


                         ------------------------------
                         Targeting 15%+ Earnings Growth
                                  Over a Cycle
                         ------------------------------


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                                       15

The New Wachovia
Corporate and Investment Banking Leader
--------------------------------------------------------------------------------

o    Leader in corporate/middle market relationships on East Coast

o    Premier treasury services/cash management provider

o    Full service investment banking capability

     -  Capital Markets
     -  Advisory Services
     -  Private Equity


                  -------------------------------------------
                  Leverages significant platform over broader
                            corporate customer base
                  -------------------------------------------

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                                       16

The New Wachovia
Corporate and Investment Banking Growth Drivers
--------------------------------------------------------------------------------

Maintain Strategic       o    Industry-aligned corporate and investment
      Focus                   banking teams

                         o    Focus on middle market companies

                         o    Leverage in-footprint advantage
--------------------------------------------------------------------------------

  Actively Manage        o    Active portfolio management
      Credit
  Relationships          o    Manage down significant concentrations

                         o Higher RAROC hurdles to be applied to credit relationships
--------------------------------------------------------------------------------

    Deepen and           o    Treasury services/cash management
  Enhance Client
   Relationships         o    Capital markets/derivatives

                         o    Debt and equity underwriting

                         o    M&A/High yield

                   -------------------------------------------
                   Targeting 10%+ Earnings Growth over a Cycle
                   -------------------------------------------

[FIRST UNION LOGO APPEARS HERE]                     [WACHOVIA LOGO APPEARS HERE]

The New Wachovia
Disciplined Financial Operating Philosophy
--------------------------------------------------------------------------------

o    Culture of expense control and positive operating leverage

o    Financial performance driven -- focused on quality growth

     - Utilize RAROC and economic profit (EP) metrics

     - Minimum 18% IRR for external investments

o    Rigorous capital allocation methodology

     - Minimum 15% IRR for internal investments

     - Willingness to exit low return, capital intensive businesses

o    Cash earnings will be used as basis for future reporting


                         -----------------------------
                         Commitment to measurement and
                         accountability at every level
                         -----------------------------

[FIRST UNION LOGO APPEARS HERE]                     [WACHOVIA LOGO APPEARS HERE]

The New Wachovia
Financial Assumptions
--------------------------------------------------------------------------------

Cost Savings:             $890 million pre-tax

Integration Period:       3 years

Restructuring Charge:     $1.45 billion pre-tax

Accounting:               Purchase

Allowance Increase:       $450 million

Assumed Impact            $30 million net income foregone
of Divestiture:           No credit given for reinvestment of sale proceeds

Revenue Enhancements:     None Assumed

Reinvestment of Net
Excess Capital Generated: None Assumed


     Additionally, purchase accounting adjustments will be made at closing

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                                       19

The New Wachovia
Pro Forma Financial Results
--------------------------------------------------------------------------------


                              2002E          2003E          2004E

Cash EPS                      $3.28          $3.67          $4.11
     Wachovia Accretion        15.2%          17.4%          19.8%
     First Union Accretion      3.7%           5.3%          7.1%

New GAAP EPS                  $3.09          $3.49         $3.96
     Wachovia Accretion         9.1%          12.8%         16.6%
     First Union Accretion      0.0%           2.5%          5.4%

Conservative Assumptions

o    Modest cost savings phased in over 3 years

o    No revenue enhancements

o    No credit given to significant investable excess capital

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                                       20

The New Wachovia
Financial Overview
--------------------------------------------------------------------------------

   ($ in millions, except per share data)

                                     2002         2003     2004
-------------------------------------------------------------------
Projected First Union Cash Income   $ 3,090    $ 3,383    $ 3,710
Projected Wachovia Cash Income        1,056      1,154      1,262
     Impact of Divestiture              (30)       (30)       (30)
     Core Deposit Amortization         (273)      (232)      (191)
     Expense Efficiencies               303        414        552
                                    -------    -------    -------
Total Deal Impact                         0        152        331
                                    -------    -------    -------
Projected Net New GAAP Income       $ 4,146    $ 4,689    $ 5,303
Projected Net Cash Income           $ 4,419    $ 4,921    $ 5,494
                                    =======    =======    =======


[FIRST UNION LOGO APPEARS HERE]                     [WACHOVIA LOGO APPEARS HERE]

The New Wachovia
Conservative/Achievable Expected Cost Synergies
--------------------------------------------------------------------------------



                                   Amount
----------------------------------------------
Personnel                           $420
Equipment/Related Assets              30
Occupancy                            114
Other                                326
                                    ----
Total Pre-Tax Synergies per Annum   $890
As a % of Combined Expenses            8%
Peer Transaction Average              12%


                   ------------------------------------------
                   Quarterly disclosure of actual performance
                           against expected synergies
                   ------------------------------------------


[FIRST UNION LOGO APPEARS HERE]                     [WACHOVIA LOGO APPEARS HERE]

The New Wachovia
One-Time Restructuring Charge
--------------------------------------------------------------------------------


                  One-time integration charge of $1,450 million
                                pre-tax expected

Staff Training, Retention and Severance                $465
Integration Real Estate/Premises                        295
Systems                                                 435
Other                                                   255
                                                     ------
     Total Pre-Tax Charges                           $1,450
     Pre-Tax Charges as a % of Synergies                163%
     Peer Transaction Average                           160%

Addition to Allowance                                  $450

     Additionally, purchase accounting adjustments will be made at closing


[FIRST UNION LOGO APPEARS HERE]                     [WACHOVIA LOGO APPEARS HERE]

The New Wachovia
Positioned to Generate Significant Excess Capital
--------------------------------------------------------------------------------

                                        2002(1)
                                        -------
($ in billions)

Pro forma earnings                      $  4.2
Efficiencies                                .5
Capital generated annually              $  4.7
                                        ------
Pro forma dividend                        (1.5)
6% loan growth                            (0.7)
                                        ------
Net Excess Annual Capital
Generated                               $  2.5

                     --------------------------------------
                     Free Capital Expected To Grow Over 15%
                           Per Annum Over Next 3 Years
                     --------------------------------------

(1) Assumes fully phased in efficiencies and all numbers are on an after-tax basis.


[FIRST UNION LOGO APPEARS HERE]                     [WACHOVIA LOGO APPEARS HERE]

The New Wachovia
Potential Reinvestment Impact
--------------------------------------------------------------------------------

o Redeploying $2.5 billion of net excess capital generated per annum should substantially enhance cash EPS and growth


                                             Per Annum/Per Share Impact
-    Share Repurchase                                  $0.20

-    Reinvestment in Key Business Lines

          15% IRR                                      $0.27
          18% IRR                                      $0.32


          -----------------------------------------------------------
              Purchase accounting affords New Wachovia substantial
          flexibility to optimally manage and redeploy excess capital
          -----------------------------------------------------------


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                                       25

The New Wachovia
Three Year Integration Plan Minimizes Risk
--------------------------------------------------------------------------------

                    ----------------------------------------
                    Decisive, clear, clean and appropriately
                             paced for our customers
                    ----------------------------------------

o    Approximately 250-300 planned branch consolidations

     - No branch closures within first 12 months and until system conversion is complete

     - Approximately 65% within .5 mile and all within 1 mile

o    7,000 positions affected over the next 3 years

     - Approximately 50% absorbed through normal attrition

     - Hiring freeze immediately in place

o    Actively communicate with all constituencies

     - Customers         - Employees         - Communities


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                                       26

The New Wachovia
Well Reserved for Portfolio Risk

o Enhanced reserves of $450 million established to reduce credit concentrations

                       New Wachovia
                       ------------
Total Assets             $323.7
Net Loans                 174.3
Loan Loss Reserves          3.1
Nonperforming Loans**       1.6

                                             Top 20
                                          Bank Median*
                                          ------------
Reserves/Loans             1.76%              1.50%
NPAs/Assets                 0.56%             0.51%


 * As of 12/31/00.
** Excludes NPLs classified in held for sale.

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                                       27

The New Wachovia
Strong Balance Sheet


                              The New Wachovia
($ in billions)             Pro forma at Closing
------------------------------------------------
Common equity                      $28.7
Trust preferred                      3.0
Intangibles                        (11.7)
                                   -----
Tier 1 capital                     $20.0
Total capital                       31.3
Net risk weighted assets          $258.6               Top 20
Adj. avg. assets                   294.9            Bank Median*
Tier 1 capital                       7.7%                7.6%
Total capital                       12.1%               11.2%
Leverage Ratio                       6.8%                7.1%

* As of 12/31/00.
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                                       28

The New Wachovia
Returns Well in Excess of Investment Hurdle Rates



                     --------------------------------------
                     20%+ internal rates of return for both
                             companies' shareholders
                     --------------------------------------


Conservative IRR Assumptions

o    Cash earnings through 2004 as shown herein

o    Growth of 10% per annum through 2006, low end of expectations

o Net excess free capital generated, before dividends, assumed as per annum cashflow

o    Initial investment equal to adjusted current share prices

o Terminal values consistent with both partners' current public market earnings multiple

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                                       29

The New Wachovia
Financially Attractive -- Execution Risk Mitigated
--------------------------------------------------------------------------------

o    Clearly defined management roles

o    Strong balance sheet

o    In market-- measured integration over 3 years

o    Realistic expense savings estimates

o    Modest deposit divestitures expected

o    No revenue enhancements assumed despite opportunities

o    No credit given to significant investable excess capital generated

                         ------------------------------
                         Customers will be our #1 focus
                         ------------------------------

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                                       30

The New Wachovia
Summary
--------------------------------------------------------------------------------

o    Creates regional ruler with scale national businesses

o    Conservative, compelling, shareholder focused transaction

o    Integration excellence

o    Will remain intensely focused on:

     -    Customer Service

     -    Revenue Growth

     -    Cost Control

     -    Value Creation


                         ------------------------------
                         Customers will be our #1 focus
                         ------------------------------

[FIRST UNION LOGO APPEARS HERE]                     [WACHOVIA LOGO APPEARS HERE]

--------------------------------------------------------------------------------

                                    Appendix




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                                       32

The New Wachovia
Balance Sheet
--------------------------------------------------------------------------------

                                                 December 31, 2000
                                                   ($ millions)

                             First Union       Wachovia      Pro Forma
-----------------------------------------------------------------------
Cash & Equivalents              24,385             4,690       29,075
Net Loans                      122,038            54,179      176,217
Securities & Trading Assets     70,876             9,556       80,432
Other Assets                    36,871             5,607       42,478
                               -------            ------      -------
Total Assets                   254,170            74,032      328,202
Deposits                       142,668            44,412      187,080
Short-term Borrowings           47,801             9,944       57,745
Long-term Debt                  35,809            10,808       46,617
Other Liabilities               12,545             2,583       15,128
                               -------            ------      -------
Total Liabilities              238,823            67,747      306,570
Common Equity                   15,347             6,285       21,632
                               -------            ------      -------
Total Liabilities and Equity   254,170            74,032      328,202

Not adjusted for Republic Security Financial acquisition.

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                                       33

The New Wachovia
Loan Composition
--------------------------------------------------------------------------------

                                 First Union                   Wachovia                 Pro Forma
                         -----------------------------------------------------------------------------------
                            Total         % of Total     Total         % of Total                % of Total
                           12/31/00          Loans     12/31/00          Loans      Total          Loans
------------------------------------------------------------------------------------------------------------
Commercial & Industrial   $  54,207            44%    $  18,266            36%   $  72,473           42%
Lease Financing, net          8,983             7%        2,840             6%      11,823            7%
Commercial Real Estate       12,322            10%       12,395            25%      24,717           14%
Residential Real Estate      17,708            14%        9,234            18%      26,942           15%
Consumer                     25,087            20%        6,393            13%      31,480           18%
Other                         5,453             4%        1,380             3%       6,833            4%
                            -------           ---        ------           ---      -------          ---
                            123,760           100%       50,508           100%     174,268          100%
Card                                                      4,494                      4,494
Loan Loss Reserve            (1,722)                       (823)                    (2,545)
                             ------                        ----                     ------
Net Loans                   122,038                      54,179                    176,217


Not adjusted for Republic Security Financial acquisition.

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                                       34

The New Wachovia
Deposit Composition
--------------------------------------------------------------------------------


($ millions)

                               First Union             Wachovia                 Pro Forma
                         -----------------------------------------------------------------------
                            Total      % of Total  Total      % of Total             % of Total
                           12/31/00       Loans   12/31/00       Loans     Total        Loans
------------------------------------------------------------------------------------------------
Deposits
     Demand                $ 30,315         21%   $  9,180         21%   $ 39,495         21%
     Savings, NOW            56,845         40%     18,019         41%     74,864         40%
     Consumer CDs            35,223         25%      9,535         21%     44,758         24%
                            -------         --      ------         --     -------         --
     Core Deposits          122,383         86%     36,734         83%    159,117         85%
     Other Time              12,490          9%      3,673          8%     16,163          9%
     Foreign                  7,795          5%      4,005          9%     11,800          6%
                            -------         --      ------         --     -------         --
          Total Deposits    142,668        100%     44,412        100%    187,080        100%


Not adjusted for Republic Security Financial acquisition.


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                                       35

The New Wachovia
Modest Estimated Deposit Divestiture
--------------------------------------------------------------------------------

($ millions)

                                                    Required
                                                    Divested
Announce Date              Transaction              Deposits     % of Deposits
--------------------------------------------------------------------------------
   3/15/99          Fleet/BankBoston                $13,400         27.6%
   8/12/91          Bank America/Security Pacific     9,000         11.2
    5/8/95          U.S. Bancorp/West One               720         10.5
   4/10/00          Wells Fargo/First Security        1,200          9.1
   8/29/97          NationsBank/Barnett               2,600          7.8
   4/27/98          First Union/CoreStates            2,300          6.8
   1/24/96          Wells Fargo/First Interstate      2,546          5.2
                                                  ----------------------------
                                                    Average         11.2%
                                                  ----------------------------

--------------------------------------------------------------------------------
   4/16/01          First Union/Wachovia       $1,500-2,000      3.4%-4.5%
--------------------------------------------------------------------------------


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                                       36

The New Wachovia
Strong Market Share and Branch Efficiency
--------------------------------------------------------------------------------

($ billions)                     Market         Deposits/
(Post Consolidation)   Deposits  Share  Rank    Branch     Rank
----------------------------------------------------------------
North Carolina         $  27.2   24.2%   1       $54        1
South Carolina             8.1   21.2    1        55        1
Virginia                  17.4   19.7    1        60        1
Georgia                   18.5   19.1    1        59        1
Florida                   34.3   16.5    2        54        2

Eastern Pennsylvania      21.5   19.5    1        62        3
District of Columbia       1.8   15.2    3        55        3
New Jersey                18.3   11.7    2        54        2
Connecticut                4.1    7.1    4        50        5
Maryland                   4.1    6.4    6        41        4
New York                  18.6    4.2    5        56        5


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                                       37

The New Wachovia
Strategic Rationale
--------------------------------------------------------------------------------

Largest Bank in the Southeast by Deposits(a)

  Rank  Institution                   Deposits ($B)    Share       Branches
-----------------------------------------------------------------------------
        ProForma                          $98.2(b)     18.90%        1,920
    1   Bank of America Corp.              78.2(b)     15.00         1,636
    2   First Union                        64.1        12.30         1,139
    3   SunTrust Banks, Inc.               45.1         8.66           879
    4   Wachovia                           41.3         7.92           781
    5   BB&T Corp.                         35.2         6.76           852
    6   SouthTrust Corp.                   16.0         3.07           413
    7   Regions Financial Corp.             9.3         1.79           256
    8   First Citizens BancShares Inc.      8.5         1.64           394
    9   Synovus Financial Corp.             8.3         1.59           198
   10   Royal Bank of Canada                8.1         1.56           258

        ---------------------------------------------------------------
        The combined company will be the leading Southeastern franchise with 25% more deposits than its next nearest competitor
        ---------------------------------------------------------------

Source: SNL Securities, as of June 30, 2000.
(a) Includes the states of VA, NC, SC, GA and FL.
(b) Excludes home office branch deposits.


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                                       38

The New Wachovia
Executive Summary
--------------------------------------------------------------------------------

Creates One of the Nation's Largest Banking Franchises by any Measure(a) ($ in billions)

            Market Value
----------------------------------
1     Citigroup             $223.7
2     Bank of America         88.4
3     J.P. Morgan Chase       86.7
4     Wells Fargo             84.7
      Pro Forma               45.1
5     FleetBoston/Summit      41.3
6     U.S. Bancorp/Firstar    39.5
7     Bank of New York        36.4
8     Bank One                36.1
9     Fifth Third/Old Kent    33.1
10    First Union             32.4
17    Wachovia                12.7


           Common Equity
----------------------------------
1     Citigroup              $63.0
2     Bank of America         47.6
3     J.P. Morgan Chase       40.8
4     Wells Fargo             26.2
      Pro Forma               21.9
5     FleetBoston/Summit      18.8
6     Bank One                18.4
7     First Union             15.3
8     U.S. Bancorp/Firstar    15.2
9     SunTrust Banks           8.2
10    National City            6.7
15    Wachovia                 6.5

        2000 Operating Income
----------------------------------
1     Citigroup              $14.0
2     Bank of America          7.9
3     J.P. Morgan Chase        5.8
4     Wells Fargo              4.4
      Pro Forma                3.9
5     U.S. Bancorp/Firstar     3.6
6     FleetBoston/Summit       3.1
7     First Union              2.9
8     Bank One                 2.0
9     Bank of New York         1.4
10    SunTrust Banks           1.3
17    Wachovia                 1.0


          Total Assets
----------------------------------
1     Citigroup               $901
2     J.P. Morgan Chase        715
3     Bank of America          642
      Pro Forma                328
4     Wells Fargo              272
5     Bank One                 269
6     First Union              254
7     FleetBoston/Summit       219
8     U.S. Bancorp/Firstar     165
9     SunTrust Banks           103
10    National City             89
14    Wachovia                  74

* Note: Wachovia data pro forma for Republic Financial acquisition.
(a) Financial information as of December 31, 2000; market information as of March 31, 2000


[FIRST UNION LOGO APPEARS HERE]                     [WACHOVIA LOGO APPEARS HERE]

The New Wachovia
Strategic Rationale
--------------------------------------------------------------------------------

Leading Market Share Position in Many of the Largest MSAs

                                               Pro Forma First Union/Wachovia
                                               ------------------------------   5 Year Est.
Pro Forma Largest MSAs                          Rank     Deposits      Share    Pop. Growth
----------------------                          ----     --------      -----    -----------
Philadelphia, PA-NJ                               1      16,517        23.9        0.28
Atlanta, GA                                       1      14,838        27.2       12.73
Charlotte-Gastonia-Rock Hill, NC-SC (a)           1       9,407        46.5        7.06
Washington, DC-MD-VA-WV                           3       7,492        10.8        6.32
Greensboro-Winston-Salem-High Point, NC           1       6,803        33.4        5.55
Miami, FL                                         2       6,377        15.8        0.76
Newark, NJ                                        2       6,369        18.4        4.82
West Palm Beach-Boca Raton, FL                    1       4,936        23.1       10.91
Jacksonville, FL                                  1       4,148        41.0        7.28
Richmond-Petersburg, VA                           1       4,068        25.4        3.62
Tampa-St. Petersburg-Clearwater, FL               2       4,039        12.9        5.38
New Haven-Bridgeport-Stamford, CT                 3       3,725        12.7        0.84
Fort Lauderdale, FL                               2       3,660        16.0        8.03
Raleigh-Durham-Chapel Hill, NC                    1       3,251        26.7       12.16
Roanoke, VA                                       1       2,944        58.2       (0.62)
Middlesex-Somerset-Hunterdon, NJ                  3       2,919        11.5        2.51
Monmouth-Ocean, NJ                                2       2,823        16.0        6.42
Baltimore, MD                                     5       2,635         8.1        2.37
Orlando, FL                                       3       2,316        14.0       10.87


   --------------------------------------------------------------------------
   The combined company will be the leading player in 7 of its top 10 markets
   --------------------------------------------------------------------------

Source: SNL Securities, as of June 30,2000,excluding foreign deposits.
(a) Excludes BAC's $22.4 billion home office deposit.


[FIRST UNION LOGO APPEARS HERE]                     [WACHOVIA LOGO APPEARS HERE]

The New Wachovia
Comparison to Peers*
--------------------------------------------------------------------------------

                                             New(1)
                                           Wachovia     Ranking     FBF          ONE          USB          WFC          BAC
                                           --------     -------     ---          ---          ---          ---          ---
Market Capitalization (as of 03/31/01)      $   45         5      $   41       $   36       $   39       $   85       $   88
Total Assets                                $  324         2      $  219       $  269       $  165       $  272       $  642
Deposits                                    $  187         2      $  129       $  167       $  110       $  170       $  364
Fee Revenue/Total Revenue                     46.5%        2        52.1%        36.6%        42.9%        44.9%        44.0%
Assets Under Management                     $  222         2      $  127       $  131       $  116       $  138       $  277
Mutual Funds                                $   96         2      $   39       $   70       $   50       $   69       $  107
Registered Representatives                   8,350         1       1,226          770        1,175          626        2,472
Online Customers (millions)                    2.9         2         1.0          0.9          0.4          2.5          3.0
Branches                                     2,861         3       1,700        1,800        2,239        3,092        4,500

* $s in billions and as of 12/31/00 except as noted
(1) Pro forma for Wachovia card divestiture


[FIRST UNION LOGO APPEARS HERE]                     [WACHOVIA LOGO APPEARS HERE]

The New Wachovia
Conservative Synergy Estimates
--------------------------------------------------------------------------------

($ millions)                                 Pre-Tax       Synergies as a % of  Ratio of One Time
Recent Merger Transactions                  Synergies       Combined Expenses       Synergies
--------------------------                  ---------       -----------------       ---------
Star Banc/Firstar (July 1998)                $  174                16%                 1.9x
Fleet Financial/BankBoston (March 1999)       1,000                14%*                0.7
NationsBank/BankAmerica (April 1998)          2,203                13%                 0.6
Bank One/First Chicago (April 1998)             930                10%                 1.3
Firstar/Mercantile (September 1999)             169                 8%                 2.5
Norwest/Wells Fargo (June 1998)                 650                 8%                 1.5
Firstar/U.S. Bancorp (October 2000)             266                 5%                 3.0

Average                                                            11%                 1.6
In-Market Average                                                  12%


---------------------------------------------------------------------------------------------
New Wachovia                                   $890                 8%                 1.6x
---------------------------------------------------------------------------------------------

* Excludes Latin American expense base


[FIRST UNION LOGO APPEARS HERE]                     [WACHOVIA LOGO APPEARS HERE]

The New Wachovia
Strategic Rationale
--------------------------------------------------------------------------------


Compelling Pro Forma Market Presence


                                                    Pro Forma
                          ----------------------------------------------------------
MSA Market                # of      # of        Deposits   % of Total
Share Rank                MSAs    Branches       ($ B)     MSA Deposits   Cumulative
----------                ----    --------       -----     -------------  ----------
#1                         24      1,252      $   76.5         52%           52%
#2                         14        614          38.0         26%           78%
#3                          8        405          18.8         13%           90%
Other MSA                  29        370          14.3         10%          100%
Total MSAs (a)             75      2,641      $  147.6        100%
                                               =======        ====
Non MSAs                             246         $10.9
Total Deposits (a)                              $158.4
                                               =======

% of U.S. Deposits in MSAs (a)       93%
U.S. Total Deposit Rank               4

          -----------------------------------------------------------
          90% of pro forma MSAs will have a top 3 ranking by deposits
          -----------------------------------------------------------

Source: SNL Securities, as of June 30,2000,excluding foreign deposits.
(a) Deposits exclude $15.8 billion deposit in Kent, NY branch.



[FIRST UNION LOGO APPEARS HERE]                     [WACHOVIA LOGO APPEARS HERE]

TO:      Wachovia Senior Managers

FROM:    L. M. Baker, Jr.

DATE:    April 16, 2001

RE:      Wachovia and First Union to Merge

Today marks the opening of a new and exciting chapter in the history of Wachovia. This morning Wachovia announced an agreement to combine with First Union in a merger of equals. Through this merger we will create a new company called Wachovia, which will be headquartered in Charlotte. The new Wachovia will have combined assets of $324 billion and rank fourth in size among U.S. financial institution holding companies. It will be one of the highest performing financial services companies in the country and a formidable competitor across all markets. The new Wachovia will have the leading market share on the East Coast, ranking number one in deposits in all states except Florida, New Jersey and Pennsylvania, where it will rank second. The combined company will rank first in small-business banking, second in online customers and assets under management, and third in mutual funds.

Ken Thompson, chief executive officer of First Union, will serve as chief executive of the new company, and I will serve as chairman. First Union and Wachovia will have equal representation on the board of directors. A well-balanced team of senior executives will form an organizational structure representative of both companies. Wachovians serving at the division executive level will be Jean Davis, Operations and Information Technology; Stan Kelly, Wealth Management; Don Truslow, Risk Management; and Paul George, Human Resources. Representing First Union will be Bob Kelly, Finance; Ben Jenkins, General Bank; Don McMullen, Brokerage and Mutual Funds; Barnes Hauptfuhrer and Steve Cummings, Corporate and Investment Banking; and Mark Treanor, Legal. Bob McCoy and David Carroll of First Union will oversee integration activities.

The pages of the next chapter of our history will tell of two companies coming together, with far more similarities than differences, to create a premier financial institution. The philosophy, culture, business strategies and vision of the two organizations are remarkably alike. Wachovia's relationship approach to service will help define the new organization and provide the foundation for our commitment to 19 million customers. First Union's and Wachovia's markets and products are complementary, and we share a passion for excellence and unparalleled customer service. When this merger is completed in the third quarter, we will take the best products and services to customers in a formidable fashion and strive for higher growth in markets where we already enjoy the leading market share.

We will do all of this in a thoughtful, deliberate manner. Integration activities will be carefully carried out over a three-year period. Senior managers of the two companies already have begun initial planning as they develop the next tier of organizational structure. Emphasis is being placed on making certain that the right people with the right skills are in key leadership positions to maintain the present momentum of each company and to capitalize on the full potential of the merger.

It is anticipated that the combined work force of more 90,000 can be reduced by 7,000 positions. An immediate hiring freeze is being implemented in both companies with the expectation that about half of this reduction can be accomplished through normal attrition. Where possible, employees will be retrained for new opportunities in a company that will be focused on identifying and meeting the needs of customers with a level of quality customer service that cannot be duplicated by competitors. After the merger is complete, there is potential to consolidate about 325 branches located within a mile of each other, but this and systems conversions will occur over time to develop the best solutions and help ensure a smooth transition. The best people, processes, systems and products will be combined from each company to bring the strongest benefit possible to customers.

The proposed merger is subject to regulatory and shareholder approval and is expected to close in the third quarter. Additional information is attached and will be available in the news release that is being sent to you this morning. A general announcement to employees is being placed on WNFO along with employee and customer question-and-answer documents to aid in response to anticipated questions. Please make certain that all customer service functions reporting to you are aware of the availability of the customer Q&A. All inquiries from the news media should be referred to Ed Hutchins in Corporate Communications. An ongoing communications process for employees and customers will be put in place to keep everyone informed of progress as we move forward.

It is imperative that we not get distracted by internal processes and that we continue to focus on customers, their needs and continuously unfolding opportunities to serve them. Our goal is to keep every customer. Doing so will require that every decision be driven by what is best for them.

We have superior products and services, and the best talent in the financial services industry. You are the key to building enthusiasm among your employees for this proposed merger. Please meet with them as quickly as possible this morning to share this news. You, they and First Union counterparts will be invaluable in creating a new company that will have enduring value for employees, shareholders, customers and communities served.

It is a privilege and honor to serve with you.


LMB



Attachments

Stockholders are urged to read the joint proxy statement/prospectus regarding the proposed transaction when it becomes available, because it will contain important information. Stockholders will be able to obtain a free copy of the joint proxy statement/prospectus, as well as other filings containing information about First Union and Wachovia, without charge, at the SEC's Internet site (http://www.sec.gov).

Copies of the joint proxy statement/prospectus and the SEC filings that will be incorporated by reference in the joint proxy statement/prospectus also can be obtained, without charge, by directing a request to First Union, Investor Relations, 704-374-6782, or to Wachovia, Investor Relations, 888-492-6397. Information regarding the participants in the proxy solicitation and a description of their direct and indirect interest, by security holdings or otherwise, is contained in the materials filed with the SEC by each of First Union and Wachovia on April 16, 2001.

TO:      All Wachovia Employees

FROM:    L. M. Baker, Jr.

DATE:    April 16, 2001

RE:      Wachovia and First Union to Merge

Today marks the opening of a new and exciting chapter in the history of Wachovia. This morning Wachovia has announced an agreement to combine with First Union in a merger of equals. Through this merger we will create a new company called Wachovia Corporation, which will be headquartered in Charlotte. The new Wachovia will have combined assets of $324 billion and rank fourth in size among U.S. financial institution holding companies. It will be one of the highest performing financial services companies in the country and a formidable competitor across all markets. The new Wachovia will have the leading market share on the East Coast, ranking number one in deposits in all states except Florida, New Jersey and Pennsylvania, where it will rank second. The combined company will rank first in small-business banking, second in online customers and assets under management, and third in mutual funds.

Ken Thompson, chief executive officer of First Union, will be chief executive of the new company, and I will serve as chairman. First Union and Wachovia will have equal representation on the board of directors. A well-balanced team of senior executives will form an organizational structure representative of both companies. Wachovians serving at the division executive level will be Jean Davis, Operations and Information Technology; Stan Kelly, Wealth Management; Don Truslow, Risk Management; and Paul George, Human Resources. Representing First Union will be Bob Kelly, Finance; Ben Jenkins, General Bank; Don McMullen, Brokerage and Mutual Funds; Barnes Hauptfuhrer and Steve Cummings, Corporate and Investment Banking; and Mark Treanor, Legal. Bob McCoy and David Carroll of First Union will oversee integration activities.

The pages of the next chapter of our history will tell of two companies coming together, with far more similarities than differences, to create a premier financial institution. The philosophies, culture, business strategies and vision of the two organizations are remarkably alike. Wachovia's relationship approach to service will help define the new organization and provide the foundation for our commitment to 19 million customers. Our markets and products are complementary, and we share a passion for excellence and unparalleled customer service. When this merger is completed in the third quarter, we will take the best products and services to customers in a formidable fashion and strive for higher growth in markets where we already enjoy leading market share.

We will do all of this in a thoughtful, deliberate manner. Integration activities will be carefully carried out over a three-year period. Senior managers of the two companies already have begun initial planning to develop the next tier of the organizational structure. Emphasis is being placed on making certain that the right people with the right skills are in key leadership positions to maintain the present momentum of each company and to capitalize on the full potential of the merger.

It is anticipated that the combined work force of more 90,000 can be reduced by 7,000 positions. An immediate hiring freeze is being implemented in both companies with the expectation that about half of the reduction can be accomplished through normal attrition. Where possible, employees will be retrained for new opportunities in a company that will be focused on identifying and meeting the needs of customers with a level of quality customer service that cannot be duplicated. After the merger is complete, there is the potential to consolidate about 325 branches located within a mile of each other, but this and systems conversions will occur over time to develop the best solutions and help ensure a smooth transition. The best people, processes, systems and products will be combined from each company to bring the strongest benefit possible to customers.

The proposed merger is subject to regulatory and shareholder approval and is expected to close in the third quarter. Additional information is being placed on WNFO and Wachovia's Web site. All calls from the news media should be referred to Ed Hutchins in Corporate Communications. Internal and external communications processes will be put in place to keep you, customers and the public informed of progress as we move forward. It is imperative that we not get distracted by internal processes and that we continue to focus on customers and continuously unfolding opportunities to serve them. Our goal is to keep every customer. Doing so will require that every decision be driven by what is best for them.

You and your counterparts at First Union will play a major role in creating a new company that will have enduring value for employees, shareholders, customers and communities served. You and they are people of integrity. You and they deliver what you promise. Together we are committed to being a leader in the financial services industry. We will continue moving to higher levels of performance, efficiency and knowledge. Profitable lines of business and strong markets will remain top priorities. Efforts will intensify to find new sales opportunities and to diversify products and services. Technology investments in the combined company will continue to support and accelerate this growth. The new Wachovia will be the most preferred financial institution for consumers and institutions across this land, and we will have operations, offices and distinct capabilities in every market of our choice.

We will be a distinguished financial counselor for our customers, and we will retain our high national rankings in Treasury Services and cash management. We will be a sought-after provider of capital markets and brokerage services. We will move higher in the esteem of our corporate customers as a provider of technology-based services. In summary, the new Wachovia will emerge as a high-quality, knowledge-based company offering products and services of value to individual and corporate customers.

We are entering a time filled with greater opportunity. The special business that is banking commits each of us to serving the public and our fellow citizens. We will continue to lift our communities and have them share in our success.

Enthusiasm and a sense of urgency are essential to the success of this proposed merger. I know you will join me in celebrating this bold and exciting combination of two fine companies.





Stockholders are urged to read the joint proxy statement/prospectus regarding the proposed transaction when it becomes available, because it will contain important information. Stockholders will be able to obtain a free copy of the joint proxy statement/prospectus, as well as other filings containing information about First Union and Wachovia, without charge, at the SEC's Internet site (http://www.sec.gov).

Copies of the joint proxy statement/prospectus and the SEC filings that will be incorporated by reference in the joint proxy statement/prospectus also can be obtained, without charge, by directing a request to First Union, Investor Relations, 704-374-6782, or to Wachovia, Investor Relations, 888-492-6397. Information regarding the participants in the proxy solicitation and a description of their direct and indirect interest, by security holdings or otherwise, is contained in the materials filed with the SEC by each of First Union and Wachovia on April 16, 2001.

AUDIX MESSAGE DELIVERED BY TELEPHONE TO ALL WACHOVIA EMPLOYEES APRIL 16, 2001

The subject matter discussed in the following message will be addressed in a joint proxy statement/prospectus to be filed with the SEC. We urge you to read it when it becomes available because it will contain important information. The following is a special message from CEO Bud Baker:

This is Bud Baker. I am pleased to share with you the news that Wachovia and First Union will be combined in a merger of equals. Through this merger we will create a new company called Wachovia Corporation, which will be headquartered in Charlotte. The new Wachovia will have combined assets of $328 billion and rank fourth in size among U.S. financial institution holding companies. It will be one of the highest performing financial services companies in the country and a formidable competitor across all markets.

The philosophies, culture, business strategies and vision of the two organizations are remarkably alike. Wachovia's relationship approach to service will help define the new organization and provide the foundation for our commitment to 19 million customers. Our markets and products are complementary, and we share a passion for excellence and unparalleled customer service. When this proposed merger is completed in the third quarter, we will be well positioned for higher growth.

We will combine the two organizations into one Wachovia in a thoughtful, deliberate manner. Integration activities will be carefully carried out over a three-year period to help ensure a smooth transition. The best people, processes, systems and products will be combined from each company to bring the strongest benefit possible to customers.

We will be a distinguished financial counselor for our customers, and we will retain our high national rankings in Treasury Services. We will be a sought-after provider of capital markets and brokerage services. The new Wachovia will emerge as a high-quality, knowledge-based company offering products and services of value to individual, business and corporate customers.

Additional information will be available today on WNFO. We will continue to keep you informed of progress in the months ahead.

We are entering a time filled with great opportunity. You will play a major role in creating a new company that will have enduring value for employees, customers, shareholders and communities served.

Personal enthusiasm and an unrelenting focus on customers and are essential to the success of this proposed merger. I encourage you to celebrate this bold and exciting combination of two fine companies.

Thank you.

                            First Union and Wachovia

                              Corporate Fact Sheet

                   o #1 Bank on the East Coast (by deposits)
       o Leading National Brokerage, Asset Management and Wealth Manager
                        o Well-positioned Corporate Bank
                        o Niche-focused Investment Bank


------------------------------ ------------------ ------------------------- ------------------- --------------------
                               First Union        Wachovia                     Combined New            Rank
                                                                                 Wachovia
------------------------------ ------------------ ------------------------- ------------------- --------------------
2000 Revenues                  $14.3 B            $7.3 B                    $21.6 B
------------------------------ ------------------ ------------------------- ------------------- --------------------
2000 Earnings                  $2.9 B             $832 M                    $3.7 B
------------------------------ ------------------ ------------------------- ------------------- --------------------
Market Cap                     $32.38 B           $12.67 B                  $45 B               # 5 (period end
                                                                                                3/31/01)
------------------------------ ------------------ ------------------------- ------------------- --------------------
Headquarters                   Charlotte          Winston-Salem/Atlanta     Charlotte
------------------------------ ------------------ ------------------------- ------------------- --------------------
Asset Rank                     #6                 #14                       #4 (period
                                                                            end12/31/00)
------------------------------ ------------------ ------------------------- ------------------- --------------------
Assets                         $254 B             $70 B                     $324 B              #4 (period end
                                                  excluding credit card                         3/31/01)
------------------------------ ------------------ ------------------------- ------------------- --------------------
Employees                      69,971             20,325                    90,296 (period
                                                                            end 12/31/00)
------------------------------ ------------------ ------------------------- ------------------- --------------------
Registered                     7,750              600                       8,350 (period end
Representatives                                                             12/31/00,
                                                                            proforma for
                                                                            JWGenesis)
------------------------------ ------------------ ------------------------- ------------------- --------------------
Customers                      15 M               3.8 M                     18.8
------------------------------ ------------------ ------------------------- ------------------- --------------------
Online                         2.6 M              500,000                   3.1 M (period end
Customers                                                                   12/31/01)
------------------------------ ------------------ ------------------------- ------------------- --------------------
Deposits                       $137.3 B           $45.6 B                   $182.9 B            # 2 (period end
                                                                                                3/31/01)
------------------------------ ------------------ ------------------------- ------------------- --------------------
Loans                          $119.9 B           $56.7 B                   $176.6 B (period
                                                                            end 3/31/01)
------------------------------ ------------------ ------------------------- ------------------- --------------------
Assets Under                   $170.7 B           $50.8 B                   $221.5 B            # 5 (period end
Management                                                                                      12/31/00)
------------------------------ ------------------ ------------------------- ------------------- --------------------

------------------------------ ------------------ ------------------------- ------------------- --------------------
Mutual Funds                   $84.8 B            $11 B                     $95.8 B             # 4 (as of
                                                                                                12/31/00)
------------------------------ ------------------ ------------------------- ------------------- --------------------
Branches                       2,167              762                       2,929               # 3 (as of
                                                                                                12/31/00, proforma
                                                                                                for divestitures)
------------------------------ ------------------ ------------------------- ------------------- --------------------
ATM Network                    3,744              1,356                     5,100               # 5 (as of
                                                                                                12/31/00, proforma
                                                                                                for divestitures)
------------------------------ ------------------ ------------------------- ------------------- --------------------
Brokerage Offices              530                62                        592                 # 2 (as of
                                                                                                12/31/00, proforma
                                                                                                for JWGenesis)
------------------------------ ------------------ ------------------------- ------------------- --------------------
High Net Worth Offices         76                 57                        133
------------------------------ ------------------ ------------------------- ------------------- --------------------

April 16, 2001

Stockholders are urged to read the joint proxy statement/prospectus regarding the proposed transaction when it becomes available, because it will contain important information. Stockholders will be able to obtain a free copy of the joint proxy statement/prospectus, as well as other filings containing information about First Union and Wachovia, without charge, at the SEC's Internet site (http://www.sec.gov).

Copies of the joint proxy statement/prospectus and the SEC filings that will be incorporated by reference in the joint proxy statement/prospectus also can be obtained, without charge, by directing a request to First Union, Investor Relations, 704-374-6782, or to Wachovia, Investor Relations, 888-492-6397. Information regarding the participants in the proxy solicitation and a description of their direct and indirect interest, by security holdings or otherwise, is contained in the materials filed with the SEC by each of First Union and Wachovia on April 16, 2001.

FIRST UNION AND WACHOVIA PROPOSED MERGER
At-a-Glance
April 16, 2001

The Agreement

   o First Union [NYSE:FTU] and Wachovia [NYSE:WB] signed a definitive agreement on April 15, 2001.

   o Wachovia shareholders receive 2 First Union shares for each Wachovia common share.

   o The value of the new shares issued would be approximately $13.4 billion.

   o The combined company will be known as Wachovia with headquarters in Charlotte, N.C.

   o Targeted closing date: third quarter 2001, pending regulatory, shareholder approvals.

   o Joint Integration Team has been established to plan and manage transition.

The Combined Organization

   o Management: Bud Baker, CEO of Wachovia will serve as chairman

                 Ken Thompson, CEO of First Union will serve as president and CEO

   o The combined board of directors will be composed of nine from First Union and nine from Wachovia

   o Assets: $324 billion (excluding cards, at period end 3/31/01)

   o Deposits: $183 billion (domestic deposits at 3/31/01)

   o Branches: 2,900 bank branches

   o ATMs: 5,100 (at 12/31/00)

   o Customers: 19 million (at 12/31/00)

   o Employees: 90,296 (anticipated to be reduced by 7,000)

   o Full Service Brokerage Offices: 592

   o National Ranking:

     - No. 4 among U.S. banking companies, by assets

     - No. 1 in deposit share on the East Coast and No. 2 nationally

     - No. 1 in cash management

     - No. 2 bank-owned broker/dealer network

     - No. 3 in U.S. bank branches

     - No. 4 bank-owned mutual fund complex, by assets

Stockholders are urged to read the joint proxy statement/prospectus regarding the proposed transaction when it becomes available, because it will contain important information. Stockholders will be able to obtain a free copy of the joint proxy statement/prospectus, as well as other filings containing information about First Union and Wachovia, without charge, at the SEC's Internet site (http://www.sec.gov).

Copies of the joint proxy statement/prospectus and the SEC filings that will be incorporated by reference in the joint proxy statement/prospectus also can be obtained, without charge, by directing a request to First Union, Investor Relations, 704-374-6782, or to Wachovia, Investor Relations, 888-492-6397. Information regarding the participants in the proxy solicitation and a description of their direct and indirect interest, by security holdings or otherwise, is contained in the materials filed with the SEC by each of First Union and Wachovia on April 16, 2001.